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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-25021) and Form S-3 (No. 333-60125) of Aastrom Biosciences, Inc. of our report dated August 13, 1999 relating to the financial statements, which appears in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
September 17, 1999